Capital management	12 Months Ended
Dec. 31, 2021
Disclosure Of Financial Risk Management Abstract
Capital management
23.	Capital management
The Company’s objectives when managing capital are to maintain financial flexibility in order to preserve its ability to meet financial obligations and continue as a going concern, and to deploy capital to provide future investment return to its shareholders.
The Company sets the amount and type of capital required relative to its assessment of risk and makes adjustments when necessary to respond to changes to economic conditions, the risk characteristics of the underlying assets, and externally imposed capital requirements. In order to maintain or modify its capital structure, the Company may issue new shares, seek other forms of financing, or sell assets to reduce debt.
The Company manages the following as capital:

	2021	2020
Share capital	392,628	106,730
Deficit	(148,263)	(115,054)
Credit facilities	44,983	37,644
Debentures	41,375	43,442
Convertible debentures	—	8,751

There have been no changes in the Company’s capital management objectives, policies and processes during the year. There are certain capital requirements of the Company resulting from the Company’s credit facility that include financial covenants and ratios. Management uses these capital requirements in the decisions made in managing the level and make-up
of the Company’s capital structure. The Company was in compliance with all of the financial covenants as at December 31, 2021 and December 31, 2020.
Changes in the share capital of the Company over the year ended December 31, 2021 are mainly attributed to the acquisitions of Carta, Moka and Fortification and investment in Coinsquare as disclosed in Note 24 and Note 25, respectively and financings completed as disclosed in Note 28a.